                                                                   Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF NEW YORK

-------------------------------------------

IN RE:                                        CHAPTER 11

INTERNATIONAL TOTAL SERVICES, INC.,           CASE NOS. 01-21812, 01-21818,
CROWN TECHNICAL SYSTEMS, INC.,                01-21820, 01-21822, 01-21824,
I.T.S. OF NEW YORK SECURITY, INC.,            01-21826, 01-21827 (CD)
SELECTIVE DETECTIVE SERVICES, INC.,
T.I.S., INCORPORATED,                         JOINTLY ADMINISTERED UNDER
CERTIFIED INVESTIGATIVE SERVICES, INC., AND   CASE NO. 101-21812
TEXAS INTERNATIONAL SERVICES CORP.,
                                              INTERNATIONAL TOTAL SERVICES, INC.
DEBTORS AND DEBTORS-IN-POSSESSION.            FEDERAL TAX ID #:  34-1264201
-------------------------------------------

                            MONTHLY OPERATING REPORT
           REPORTING PERIOD: OCTOBER 1, 2002 THROUGH OCTOBER 31, 2002

FILE WITH THE COURT AND SUBMIT A COPY TO THE UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER THE END OF THE MONTH AND SUBMIT A COPY OF THE REPORT TO ANY OFFICIAL COMMITTEE APPOINTED IN THE CASE.

------------------------------------------------------ ------------------------ ----------------------- -----------------------
REQUIRED DOCUMENTS                                                                Document Attached      Explanation Attached
                                                                  Form No.
------------------------------------------------------ ------------------------ ----------------------- -----------------------
Schedule of Cash Receipts and Disbursements            MOR-1                             Yes                See Exhibit A
------------------------------------------------------ ------------------------ ----------------------- -----------------------
     Bank Reconciliation (or copies of debtor's        MOR-1 (CONT)                      Yes                See Exhibit B
      bank reconciliations)
------------------------------------------------------ ------------------------ ----------------------- -----------------------
     Copies of bank statements                                                           Yes                See Exhibit C
------------------------------------------------------ ------------------------ ----------------------- -----------------------
     Cash disbursement journals                                                          Yes                See Exhibit A
------------------------------------------------------ ------------------------ ----------------------- -----------------------
Statement of Operations                                MOR-2                             Yes                See Exhibit D
------------------------------------------------------ ------------------------ ----------------------- -----------------------
Balance Sheet                                          MOR-3                             Yes                See Exhibit E
------------------------------------------------------ ------------------------ ----------------------- -----------------------
Status of Post-petition Taxes                          MOR-4                             Yes                See Exhibit F
------------------------------------------------------ ------------------------ ----------------------- -----------------------
     Copies of ITS Form 6123 or payment                                                  N/A
      Receipt
------------------------------------------------------ ------------------------ ----------------------- -----------------------
     Copies of tax returns filed during reporting                                        N/A
      Period
------------------------------------------------------ ------------------------ ----------------------- -----------------------
Summary of Unpaid Post-petition Debts                  MOR-4                             Yes                See Exhibit G
------------------------------------------------------ ------------------------ ----------------------- -----------------------
     Listing of aged Accounts Payable                                                    Yes                See Exhibit G
------------------------------------------------------ ------------------------ ----------------------- -----------------------
Accounts Receivable Reconciliation and Aging           MOR-5                             Yes             See Exhibits H and I
------------------------------------------------------ ------------------------ ----------------------- -----------------------
Debtor Questionnaire                                   MOR-5                             Yes
------------------------------------------------------ ------------------------ ----------------------- -----------------------



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


    /s/ Michael Sosh                                    12/5/02
----------------------------------------                -----------------------
Michael Sosh, Executive Vice President                  Date
and Chief Financial Officer

                   CITIBANK PRE-BOARD SCREENING
                      CONCENTRATION ACCOUNT
                          OCTOBER, 2002

10/3/2002 Deposit                                                        7,405.21
10/3/2002 Deposit                                                          297.44
                                                                                            7,702.65

10/7/2002 IMMEDIATE FUNDS DEBIT                                     (2,000,000.00)
10/7/2002 IMMEDIATE FUNDS DEBIT                                     (1,000,000.00)
                                                                                       (3,000,000.00)

10/8/2002 Deposit                                                        6,900.00
10/8/2002 Deposit                                                        1,952.28
                                                                                            8,852.28

10/10/2002 WIRE FROM                     9855/62                    19,337,617.05
                                                                                       19,337,617.05

10/11/2002 Deposit                                                       6,054.94
                                                                                            6,054.94

10/16/2002 IMMEDIATE FUNDS DEBIT                                    (3,000,000.00)
                                                                                       (3,000,000.00)

10/21/2002 IMMEDIATE FUNDS DEBIT                                    (3,000,000.00)
                                                                                       (3,000,000.00)

10/28/2002 IMMEDIATE FUNDS DEBIT                                    (3,000,000.00)
10/28/2002 WIRE FROM SMS ACQUISITION     I102802                       195,959.76
                                                                                       (2,804,040.24)

10/31/2002 INTEREST EARNED                                              11,517.72

                                                                                           11,517.72

               CITIBANK PRE-BOARD SCREENING
                  CONCENTRATION ACCOUNT
                    OCTOBER, 2002 - II


10/1/2002 WIRE FROM SMS ACQUISITION      I100102                       29,803.00
                                                                                        29,803.00

10/8/2002 WIRE FROM SMS ACQUISITION      I100802                       51,927.00
                                                                                        51,927.00

10/15/2002 Deposit                                                  1,768,023.13
10/15/2002 Deposit                                                     17,790.70
                                                                                     1,785,813.83

10/21/2002 Deposit                                                      1,015.52
10/21/2002 Deposit                                                        565.53
                                                                                         1,581.05

10/23/2002 Deposit                                                      1,480.18
                                                                                         1,480.18

10/28/2002 Deposit                                                      5,242.96
10/28/2002 Deposit                                                        992.27
                                                                                         6,235.23

10/29/2002 Deposit                                                        272.10
                                                                                           272.10

10/31/2002 INTEREST EARNED                                                891.73
                                                                                           891.73

                                    CITIBANK
                               PRE-BOARD SCREENING
                           ACCOUNTS PAYABLE - 06526783
                                  OCTOBER, 2002

 10/2/2002 ACH-IRS            USATAXPYMT10020222022754887893                               (81,476.79)
 10/4/2002 ACH-IRS            USATAXPYMT10040222022775092805                              (794,845.11)
 10/4/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*020930*T*0                               (10,103.12)
 10/4/2002 ACH-MN DEPT REVENUE5548570*004*020930*T*000029759                                (2,975.97)
 10/4/2002 ACH-IRS            USATAXPYMT10040222022777578807                                (2,396.31)
 10/4/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                                       (143,375.36)
 10/7/2002 Deposit TLR Br#: 920 TID:18 153 EAST 53RD ST,NY,NY                            1,000,000.00
 10/9/2002 ACH-IRS            USATAXPYMT10090222022826949912                                (2,866.20)
 10/9/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*021004*T*0                                (1,808.02)
10/10/2002 ACH-STATE OF HAWAIITXP*10512733*01130*020901*T*00                               (37,239.71)
10/10/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                                        (13,064.36)
10/11/2002 ACH-IRS            USATAXPYMT10110222022842765219                              (355,919.30)
10/15/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                                       (220,067.41)
10/15/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                                        (14,490.51)
10/15/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,NY,NY                            1,000,000.00
10/16/2002 ACH-GEORGIA WITHHOLPAYMNT1016021165/067214                                      (47,245.54)
10/16/2002 ACH-WI DEPT REVENUETXP*423212-0*01102*020930*T*00                                (5,303.90)
10/16/2002 ACH-MN DEPT REVENUE5548570*004*021231*T*000015729                                (1,572.90)
10/18/2002 ACH-IRS            USATAXPYMT10180222022913500779                              (804,836.57)
10/18/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*021015*T*0                                (4,671.46)
10/18/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                                        (71,363.02)
10/21/2002 ACH-FLA DEPT REVENU1021021010/554499                                            (52,076.77)
10/21/2002 ACH-STATE OF HAWAIITXP*10512733*04610*020901*T*00                               (33,499.90)
10/21/2002 ACH-SALES & USE TAXTXP*890757966*04200*020930*T*0                               (14,322.14)
10/21/2002 ACH-MN DEPT REVENUE5548570*002*020930*T*000059924                                (5,992.43)
10/21/2002 Deposit TLR Br#: 920 TID:15 153 EAST 53RD ST,NY,NY                            1,000,000.00
10/23/2002 ACH-IRS            USATAXPYMT10230222022967239747                                (2,206.69)
10/25/2002 ACH-IRS            USATAXPYMT10250222022981022143                              (282,246.97)
10/25/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                                         (8,632.68)
10/28/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                                         (6,211.09)
10/28/2002 Deposit TLR Br#: 920 TID:18 153 EAST 53RD ST,NY,NY                            1,000,000.00
10/30/2002 ACH-MN DEPT REVENUE5548570*004*021024*T*000013958                                (1,395.84)
10/30/2002 ACH-IRS            USATAXPYMT10300222023034351690                                (1,212.34)
10/30/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                                        (22,499.56)
10/31/2002 ACH-IRS            USATAXPYMT10310222023048688217                               (59,246.17)
10/31/2002 ACH-WI DEPT REVENUETXP*423212-0*01102*021015*T*00                                (6,484.90)
10/31/2002 ACH-NEW JERSEY EFT TTXP*B341264201000*13002*02093                                (4,039.51)

                INTERNATIONAL TOTAL SERVICES, INC & SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
         For the Month of October, Seven Months ending October 31, 2002 and the Period from Filing Date to October 31, 2002
                     (Excluding United Kingdom Subsidiaries)


             Debtors                                            Case #'
            -------------------------------------             ---------------
            International Total Services, Inc.                 01-21812 CBD
            Crown Technical Systems, Inc.                      01-21827 CBD
            ITS of New York Security Inc.                      01-21818 CBD
            Selective Detective Services, Inc.                 01-21822 CBD
            TIS Incorporated                                   01-21826 CBD
            Certified Investigative Services, Inc.             01-21824 CBD
            Texas International Services Corp.                 01-21820 CBD

                                                                                                          9/13/2001 to
                                                                                                        October 31, 2002
                                                                                  Seven Months Ended       Cumulative
                                                            Current Period         October 31, 2002      Filing to Date
                                                          ------------------      ------------------   ------------------
Revenues
------------------------------------------
            Aviation Services                                 $ 11,923,597           $ 106,188,558        $ 208,944,316
            Security Services                                            -               2,991,921           24,758,865
                                                          -----------------       -----------------    -----------------
                                                                11,923,597             109,180,479          233,703,181
                                                          -----------------       -----------------    -----------------
Direct Costs
------------------------------------------
            Aviation Services                                   11,573,289             115,057,885          193,576,946
            Security Services                                            -               2,361,010           20,339,896
                                                          -----------------       -----------------    -----------------
                                                                11,573,289             117,418,895          213,916,842
                                                          -----------------       -----------------    -----------------
Gross Margin
------------------------------------------
            Aviation Services                                      350,308               4,180,673           15,367,370
            Security Services                                            -                 630,911            4,418,969
                                                          -----------------       -----------------    -----------------
                                                                   350,308               4,811,584           19,786,339
                                                          -----------------       -----------------    -----------------
General & Administrative
------------------------------------------
            Salaries                                               436,863               4,051,695            9,419,963
            Payroll Taxes & Benefits                               423,039               1,783,596            2,545,445
            Supplies                                                23,097                 226,959              680,216
            Insurance                                               27,047                 408,319              613,653
            Training & Recruiting Costs                                  -                   6,765               86,518
            Rent - Facilities                                       52,874                 468,763            1,219,071
            Telephone/Communications                                33,329                 390,481            1,078,939
            Rent - Equipment                                         9,697                 138,139              367,322
            Maintenance                                                  -                  12,686               37,918
            Travel                                                  45,517                 455,115            1,265,161
            Professional Fees                                      126,287                 819,101            2,491,888
            Bad Debt Expense                                             -                       -            1,352,000
            Federal administrative cost reimbursement           (2,000,000)            (14,000,000)         (16,789,041)
            Other Expenses                                          75,646                 264,364            1,556,159
                                                          -----------------       -----------------    -----------------
                                                                  (746,604)             (4,974,017)           5,925,212
                                                          -----------------       -----------------    -----------------

                                                          -----------------       -----------------    -----------------
Income from Operations                                           1,096,912               9,785,601           13,861,127
                                                          -----------------       -----------------    -----------------

Interest                                                              (892)             (1,299,054)              28,779
Depreciation                                                       150,541                 902,165            1,546,529
Gains on Sale of Non Pre-Board and Commercial Security                   -              (2,546,684)          (2,546,684)
Loss on Sale of UK subsidiary                                            -               1,901,237            1,901,237
Reorganization Expenses Related to Ch. 11                          358,803               1,878,961            3,618,128

                                                          -----------------       -----------------    -----------------
Income Before Taxes                                                588,460               8,948,976            9,313,138
                                                          -----------------       -----------------    -----------------

Provision for Taxes                                               (367,010)               (367,010)          (1,716,010)

                                                          -----------------       -----------------    -----------------
Net Income                                                       $ 955,470           $   9,315,986         $ 11,029,148
                                                          =================       =================    =================

                INTERNATIONAL TOTAL SERVICES, INC & SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                    as of Petition Date and October 31, 2002
                    (Excluding United Kingdom Subsidiaries)


                                   Debtors                         Case #'
                 ---------------------------------------       --------------
                 International Total Services, Inc.             01-21812 CBD
                 Crown Technical Systems, Inc.                  01-21827 CBD
                 ITS of New York Security Inc.                  01-21818 CBD
                 Selective Detective Services, Inc.             01-21822 CBD
                 TIS Incorporated                               01-21826 CBD
                 Certified Investigative Services, Inc.         01-21824 CBD
                 Texas International Services Corp.             01-21820 CBD

                                                                                       Balance                   Balance
                                                                                   October 31, 2002          on Petition date
                                                                                ---------------------     -------------------
CURRENT ASSETS
     Cash and Equivalents                                                       $          1,906,116         $        59,886
     Restricted Customer Deposits                                                         13,412,490                       -
     Accounts Receivable - Net                                                            33,445,916              26,227,540
     Notes Receivable                                                                              -                       -
     Inventories                                                                                   -                 902,137
     Prepaid Expenses                                                                        445,477                 706,982
     Professional Retainers                                                                        -                 200,000
     Other Current assets
        Intercompany receivable - United Kingdom subsidiary                                        -               2,783,921
        Workers Compensation - funding in excess of projected losses                       1,051,056               1,095,261
                                                                                ---------------------     -------------------
                                                                                           1,051,056               3,879,182

                                                                                ---------------------     -------------------
Total Current Assets                                                                      50,261,055              31,975,727
                                                                                ---------------------     -------------------

PROPERTY AND EQUIPMENT
     Real Property and Improvements                                                                -                       -
     Machinery and other office equipment                                                  2,062,963               3,855,175
     Furniture, Fixtures and Office Equipment                                              3,367,474               4,809,046
     Leasehold Improvements                                                                   63,454                  63,454
     Vehicles                                                                                 24,668                 793,320
     Less: Accum Depr                                                                     (5,368,166)             (7,283,674)
                                                                                ---------------------     -------------------
Total Property and Equipment                                                                 150,393               2,237,321

Other Assets - Deposits                                                                      122,902                 113,192

                                                                                ---------------------     -------------------
TOTAL ASSETS                                                                            $ 50,534,350         $    34,326,240
                                                                                =====================     ===================


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
     Accounts Payable                                                                        222,731                       -
     Taxes Payable                                                                         2,508,886               1,866,688
     Wages Payable                                                                         3,211,820               9,432,472
     Notes Payable                                                                                 -                       -
     Secured Debt                                                                                  -                       -
     Professional fees                                                                             -                       -
     Customer Deposits                                                                    29,500,000                       -
     Accrued Interest Payable                                                                      -                       -
     Other Post Petition Liabilities                                                       7,638,267               1,007,623
                                                                                ---------------------     -------------------
Total Post Petition liabilities                                                           43,081,704              12,306,783

LIABILITIES SUBJECT TO COMPROMISE
     Secured Debt                                                                                  -              25,920,430
     Priority                                                                              1,148,749               1,151,429
     Unsecured                                                                             8,494,851               8,385,217
     Unsecured reserves for unliquidated claims                                            5,852,267               5,674,500
                                                                                ---------------------     -------------------
Total Pre-Petition Liabilities                                                            15,495,867              41,131,576

                                                                                ---------------------     -------------------
Total Liabilities                                                                         58,577,571              53,438,359
                                                                                ---------------------     -------------------

STOCKHOLDER'S EQUITY
     Capital Stock                                                                            63,762                  63,762
     Additional Paid in Capital                                                           31,320,074              31,280,324
     Retained Earnings                                                                   (39,427,057)            (50,456,205)
                                                                                ---------------------     -------------------
Total Equity                                                                              (8,043,221)            (19,112,119)
                                                                                ---------------------     -------------------

                                                                                ---------------------     -------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                              $ 50,534,350         $    34,326,240
                                                                                =====================     ===================

                               DEBTOR QUESTIONAIRE

-----------------------------------------------------------------------------------------------------------   ------   -------
Must be completed each month                                                                                   Yes       No
-----------------------------------------------------------------------------------------------------------   ------   -------
1.       Have any assets been sold or transferred outside the normal course of business this reporting          X
period?  If yes, provide an explanation below:
-----------------------------------------------------------------------------------------------------------   ------   -------
2.       Have any funds been disbursed from any account other than a debtor in possession account this                   X
reporting period?  If yes, provide an explanation below:
-----------------------------------------------------------------------------------------------------------   ------   -------
3.       Have all post-petition tax returns been timely filed ?  If no, provide an explanation below:           X
-----------------------------------------------------------------------------------------------------------   ------   -------
4.       Are worker compensation, general liability and other necessary insurance coverages in effect?          X
If no, provide an explanation below:
-----------------------------------------------------------------------------------------------------------   ------   -------

#1. Assets related to the Company's Aviation Division, Non Pre-Board Screening segment were sold with the approval of the Court, effective 4/1/02. Assets related to the Company's Commercial Security Division were sold with the approval of the Court effective 4/29/02.